Exhibit 23(c)

                         CONSENT OF INVESTMENT BANKERS

                               December 22, 1997

Douglas W. Densmore, Esquire
Flippin, Densmore, Morse, Rutherford & Jessee
300 First Campbell Square
Roanoke, Virginia  24011




Gentlemen:

         We consent to the use, quotation and summarization in the Registration Statement on Form S-4 of our fairness opinion dated July 25, 1997, rendered to the Board of Directors of Tysons Financial Corporation in connection with its acquisition of Tysons Financial Corporation by MainStreet BankGroup Incorporated and to the use of our name, and the statements with respect to us, appearing in the Registration Statement.

                                                    Sincerely,

                                                    SCOTT & STRINGFELLOW

                                                      /s/  Gary S. Penrose
                                                    ----------------------------
                                                    Gary S. Penrose
                                                    Managing Director
                                                    Financial Institutions Group